UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Repor t

Western Asset

Asian Opportunities

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Asian Opportunities Fund

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Asian Opportunities Fund for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

Western Asset Asian Opportunities Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

IV	Western Asset Asian Opportunities Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2013?

A. Both short- and long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%, matching its high over the six months ended April 30, 2013. It fell as low as 0.20% on April 29, 2013 and ended the period at 0.22%. The yield on the ten-year Treasury began the period at 1.72%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.70%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the

Western Asset Asian Opportunities Fund	V

U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationvi Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended April 30, 2013, the Barclays U.S. Aggregate Indexvii returned 0.91%.

Q. How did the high-yield market perform over the six months ended April 30, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 7.26% for the six months ended April 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated mixed results during the six months ended April 30, 2013. After rising during the first two months of the reporting period, the asset class declined over the next three months and then rallied sharply in April 2013. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 2.97% over the six months ended April 30, 2013.

Performance review

For the six months ended April 30, 2013, Class IS shares of Western Asset Asian Opportunities Fund returned 3.00%. The Fund’s unmanaged benchmark, the HSBC Asian Local Bond Overall Index (USD)x, returned 3.28% for the same period. The Lipper International Income Funds Category Average1 returned 0.43% over the same time frame.

Performance Snapshot as of April 30, 2013 (unaudited)
6 months
Western Asset Asian Opportunities Fund:
Class FI	2.74%
Class I	3.16%
Class IS	3.00%
HSBC Asian Local Bond Overall Index (USD)	3.28%
Lipper International Income Funds Category Average[1]	0.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2013 for Class FI, Class I and Class IS shares were 2.80%, 3.37% and 3.40%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class FI, Class I and Class IS shares would have been 1.66%, 1.99% and 2.22%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 139 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Asian Opportunities Fund

Investment commentary (cont’d)

maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class FI, Class I and Class IS shares were 1.75%, 1.40% and 1.30%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class FI shares, 0.90% for Class I shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

RISKS: Fixed-income securities involve interest-rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Because the Fund’s investments are focused on Asian issuers, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. High yield bonds possess greater price volatility, illiquidity and possibility of default. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on portfolio performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Asian Opportunities Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The HSBC Asian Local Bond Overall Index (USD) tracks the total-return performance of a portfolio which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The Index returns for each country-based sub-indices are calculated in the respective local currencies and the return for the overall Index is measured in US dollars. Nine countries/regions are currently included in the Index. They are Korea (37.51%), the Hong Kong SAR (18.35%), India (16.73%), Singapore (14.23%), Taiwan (5.14%), Malaysia (4.61%), Thailand (2.35%), the Philippines (1.08%) and China (0%).

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and does not include derivatives such as swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	2.74%	$1,000.00	$1,027.40	1.24%	$6.23	Class FI	5.00%	$1,000.00	$1,018.65	1.24%	$6.21
Class I	3.16	1,000.00	1,031.60	0.51	2.57	Class I	5.00	1,000.00	1,022.27	0.51	2.56
Class IS	3.00	1,000.00	1,030.00	0.80	4.03	Class IS	5.00	1,000.00	1,020.83	0.80	4.01

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— HSBC Asian Local Bond Overall Index (USD)
WAAO	— Western Asset Asian Opportunities Fund
N/A	— Not Available

4	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— HSBC Asian Local Bond Overall Index (USD)
WAAO	— Western Asset Asian Opportunities Fund

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2013

Western Asset Asian Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 50.8%
China — 2.2%
China Development Bank Corp., Senior Bonds	2.700%	11/11/13	2,800,000	CNY	$456,770
Indonesia — 11.9%
Republic of Indonesia, Senior Bonds	6.250%	4/15/17	8,000,000,000	IDR	867,044
Republic of Indonesia, Senior Bonds	5.625%	5/15/23	7,600,000,000	IDR	789,864
Republic of Indonesia, Senior Bonds	6.625%	5/15/33	6,000,000,000	IDR	631,168
Republic of Indonesia, Senior Bonds	6.375%	4/15/42	2,000,000,000	IDR	202,135
Total Indonesia					2,490,211
Malaysia — 7.5%
Federation of Malaysia, Bonds	4.160%	7/15/21	2,000,000	MYR	694,082
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	2,000,000	MYR	679,336
Federation of Malaysia, Senior Bonds	5.248%	9/15/28	500,000	MYR	194,110
Total Malaysia					1,567,528
Philippines — 7.7%
Republic of the Philippines, Senior Bonds	6.250%	1/14/36	18,000,000	PHP	571,283
Republic of the Philippines, Senior Notes	4.950%	1/15/21	38,000,000	PHP	1,034,013
Total Philippines					1,605,296
Singapore — 1.0%
Republic of Singapore, Senior Bonds	2.750%	4/1/42	250,000	SGD	211,487
South Korea — 14.5%
Republic of Korea, Senior Bonds	4.000%	9/10/15	850,000,000	KRW	797,753
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,600,000,000	KRW	1,614,530
Republic of Korea, Senior Bonds	3.750%	6/10/22	200,000,000	KRW	196,249
Republic of Korea, Senior Bonds	4.000%	12/10/31	400,000,000	KRW	417,859
Total South Korea					3,026,391
Thailand — 6.0%
Kingdom of Thailand, Senior Bonds	3.875%	6/13/19	15,000,000	THB	531,456
Kingdom of Thailand, Senior Bonds	3.650%	12/17/21	6,200,000	THB	216,141
Kingdom of Thailand, Senior Bonds	3.580%	12/17/27	15,000,000	THB	514,231
Total Thailand					1,261,828
Total Sovereign Bonds (Cost — $10,489,415)					10,619,511
Corporate Bonds & Notes — 46.0%
Consumer Discretionary — 7.4%
Automobiles — 4.0%
Ford Motor Co., Senior Notes	4.875%	3/26/15	5,000,000	CNY	839,174	(a)
Multiline Retail — 2.4%
Lotte Shopping Business Management Hong Kong Ltd., Senior Notes	4.000%	2/9/15	3,000,000	CNY	495,396	(a)

See Notes to Financial Statements.

6	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Asian Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.0%
Courts Asia Ltd., Senior Notes	4.750%	5/2/16	250,000	SGD	$207,165
Total Consumer Discretionary					1,541,735
Consumer Staples — 0.9%
Food Products — 0.9%
Comfeed Finance BV, Senior Notes	6.000%	5/2/18	200,000		200,319	(a)
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Indo Energy Finance II BV, Notes	6.375%	1/24/23	200,000		203,240	(a)
Financials — 21.6%
Commercial Banks — 5.9%
ABN Amro Bank NV, Subordinated Notes	4.700%	10/25/22	250,000	SGD	209,226	(a)(b)
DBS Bank Ltd., Subordinate Notes, Medium-Term Notes	3.100%	2/14/23	500,000	SGD	413,917	(a)(b)
Westpac Capital Trust III, Junior Subordinated Bonds	5.819%	9/30/13	500,000		505,000	(a)(b)(c)
Wing Hang Bank Ltd., Subordinated Notes	9.375%	9/11/13	100,000		102,535	(c)
Total Commercial Banks					1,230,678
Real Estate Investment Trusts (REITs) — 3.0%
LMIRT Capital Pte Ltd., Notes	4.880%	7/6/15	250,000	SGD	209,508
Mapletree Commercial Trust Treasury Co. Pte Ltd., Senior Notes, Medium-Term Notes	3.600%	8/24/20	500,000	SGD	420,209	(a)
Total Real Estate Investment Trusts (REITs)					629,717
Real Estate Management & Development — 12.7%
Central China Real Estate Ltd., Senior Secured Notes	12.250%	10/20/15	400,000		438,480	(a)
Country Garden Holdings Co. Ltd., Senior Notes	10.500%	8/11/15	560,000		628,071
Global Logistic Properties Ltd., Senior Notes	3.375%	5/11/16	5,000,000	CNY	818,362	(a)
Hong Fok Corp. Ltd., Senior Notes, Medium-Term Notes	4.750%	1/24/18	500,000	SGD	412,962	(a)
Kaisa Group Holdings Ltd., Senior Notes	8.875%	3/19/18	200,000		213,000	(a)
Wheelock Finance Ltd., Senior Notes, Medium-Term Notes	4.050%	5/4/17	1,000,000	HKD	135,721	(a)
Total Real Estate Management & Development					2,646,596
Total Financials					4,506,991
Industrials — 7.5%
Commercial Services & Supplies — 2.9%
GLL IHT Pte Ltd., Notes, Medium-Term Notes	4.350%	9/12/17	750,000	SGD	613,466
Construction & Engineering — 1.0%
Alam Synergy Pte Ltd., Senior Notes	6.950%	3/27/20	200,000		211,500	(a)
Trading Companies & Distributors — 3.6%
Noble Group Ltd., Senior Notes	4.000%	1/30/16	4,500,000	CNY	739,054	(a)
Total Industrials					1,564,020

See Notes to Financial Statements.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	7

Western Asset Asian Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 1.0%
Bharti Airtel International Netherlands BV, Senior Notes	5.125%	3/11/23	200,000		$205,520	(a)
Wireless Telecommunication Services — 4.1%
Axiata SPV2 Bhd, Senior Notes, Medium-Term Notes	3.750%	9/18/14	4,000,000	CNY	656,664	(a)
TBG Global Pte Ltd., Senior Notes	4.625%	4/3/18	200,000		202,240	(a)
Total Wireless Telecommunication Services					858,904
Total Telecommunication Services					1,064,424
Utilities — 2.5%
Independent Power Producers & Energy Traders — 2.5%
Star Energy Geothermal Wayang Windu Ltd., Senior Secured Notes	6.125%	3/27/20	500,000		518,750	(a)
Total Corporate Bonds & Notes (Cost — $9,445,192)					9,599,479
Total Investments — 96.8% (Cost — $19,934,607#)					20,218,990
Other Assets in Excess of Liabilities — 3.2%					659,343
Total Net Assets — 100.0%					$20,878,333

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CNY	— Chinese Yuan Renminbi
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
SGD	— Singapore Dollar
THB	— Thai Baht

See Notes to Financial Statements.

8	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Asian Opportunities Fund

Summary of Investments by Country*
Indonesia	20.0%
South Korea	17.4
Singapore	16.4
Malaysia	11.0
Philippines	7.9
Hong Kong	7.0
China	6.4
Thailand	6.2
United States	4.2
Australia	2.5
Netherlands	1.0
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $19,934,607)	$20,218,990
Foreign currency, at value (Cost — $562,904)	563,020
Receivable for securities sold	375,150
Interest receivable	209,536
Unrealized appreciation on forward foreign currency contracts	44,885
Receivable for open swap contracts	42,139
Swaps, at value	14,059
Receivable from investment manager	10,063
Prepaid expenses	9,454
Prepaid offering costs	81,120
Total Assets	21,568,416

Liabilities:
Payable for securities purchased	401,910
Due to custodian	197,618
Payable for open swap contracts	46,234
Unrealized depreciation on forward foreign currency contracts	26,726
Accrued foreign capital gains tax	1,942
Directors’ fees payable	37
Service and/or distribution fees payable	2
Accrued expenses	15,614
Total Liabilities	690,083
Total Net Assets	$20,878,333

Net Assets:
Par value (Note 7)	$21
Paid-in capital in excess of par value	20,509,920
Undistributed net investment income	13,531
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	41,205
Net unrealized appreciation on investments, swap contracts and foreign currencies	313,656
Total Net Assets	$20,878,333

Shares Outstanding:
Class FI	1,010
Class I	28,158
Class IS	2,021,647

Net Asset Value:
Class FI	$10.17
Class I	$10.20
Class IS	$10.18

See Notes to Financial Statements.

10	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013†

Investment Income:
Interest	$357,632
Less: Foreign taxes withheld	(23,548)
Total Investment Income	334,084

Expenses:
Offering costs	76,616
Investment management fee (Note 2)	60,596
Organization expenses	52,710
Audit and tax	31,015
Shareholder reports	12,397
Custody fees	11,777
Fund accounting fees	7,138
Legal fees	3,472
Transfer agent fees (Note 5)	2,219
Registration fees	2,059
Directors’ fees	447
Service and/or distribution fees (Notes 2 and 5)	13
Miscellaneous expenses	1,027
Total Expenses	261,486
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(180,938)
Net Expenses	80,548
Net Investment Income	253,536

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	41,645
Swap contracts	(4,175)
Foreign currency transactions	3,735
Net Realized Gain	41,205
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	282,441
Swap contracts	14,059
Foreign currencies	17,156
Change in Net Unrealized Appreciation (Depreciation)	313,656
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	354,861
Increase in Net Assets from Operations	$608,397

†	For the period October 31, 2012 (inception date) to April 30, 2013.

See Notes to Financial Statements.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	11

Statement of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited)	2013†

Operations:
Net investment income	$253,536
Net realized gain	41,205
Change in net unrealized appreciation (depreciation)	313,656
Increase in Net Assets From Operations	608,397

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(240,005)
Decrease in Net Assets From Distributions to Shareholders	(240,005)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	20,270,000
Reinvestment of distributions	240,005
Cost of shares repurchased	(64)
Increase in Net Assets From Fund Share Transactions	20,509,941
Increase in Net Assets	20,878,333

Net Assets:
Beginning of period	—
End of period*	$20,878,333
* Includes undistributed net investment income of:	$13,531

†	For the period October 31, 2012 (inception date) to April 30, 2013.

See Notes to Financial Statements.

12	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.10
Net realized and unrealized gain	0.17
Total income from operations	0.27

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$10.17
Total return[3]	2.74%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	3.02%
Net expenses[4,5,6,7]	1.24
Net investment income[4]	2.08

Portfolio turnover rate	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to April 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.15
Net realized and unrealized gain	0.16
Total income from operations	0.31

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$10.20
Total return[3]	3.16%

Net assets, end of period (000s)	$287

Ratios to average net assets:
Gross expenses[4]	2.29%
Net expenses[4,5,6,7]	0.51
Net investment income[4]	2.98

Portfolio turnover rate	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to April 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements was 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$ 10.00

Income from operations:
Net investment income	0.12
Net realized and unrealized gain	0.18
Total income from operations	0.30

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$10.18
Total return[3]	3.00%

Net assets, end of period (000s)	$20,581

Ratios to average net assets:
Gross expenses[4]	2.61%
Net expenses[4,5,6,7]	0.80
Net investment income[4]	2.52

Portfolio turnover rate	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to April 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Asian Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third

16	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$10,619,511	—	$10,619,511
Corporate bonds & notes	—	9,599,479	—	9,599,479
Total long-term investments	—	$20,218,990	—	$20,218,990
Other financial instruments:
Forward foreign currency contracts	—	44,885	—	44,885
Interest rate swaps	—	14,059	—	14,059
Total other financial instruments	—	$58,944	—	$58,944
Total	—	$20,277,934	—	$20,277,934

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$26,726	—	$26,726

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of

18	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	19

The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended April 30, 2013, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a

20	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	21

As of April 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $26,726. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

22	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage commissions, interest, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.25%, 0.90% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $180,938.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,892,459
Sales	7,938,575

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	23

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$326,195
Gross unrealized depreciation	(41,812)
Net unrealized appreciation	$284,383

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Chinese Yuan Renminbi	Barclays Bank PLC	970,000	$157,323	5/2/13	$1,329
Chinese Yuan Renminbi	BNP Paribas SA	3,015,000	488,999	5/2/13	3,812
Indian Rupee	ING Bank NV	11,000,000	203,562	5/15/13	3,030
Thailand Baht	Barclays Bank PLC	10,800,000	367,309	5/31/13	3,612
Chinese Yuan Renminbi	BNP Paribas SA	970,000	156,599	7/31/13	(118)
Indian Rupee	Westpac Banking Co.	87,000,000	1,586,144	7/31/13	8,628
Malaysian Ringgit	ING Bank NV	430,000	140,399	7/31/13	96
Singapore Dollar	Barclays Bank PLC	825,000	669,849	7/31/13	3,936
South Korean Won	ING Bank NV	880,000,000	796,308	7/31/13	14,461
Taiwan Dollar	Royal Bank of Canada	13,000,000	441,059	7/31/13	4,569
Philippine Peso	Bank of New York	5,700,000	137,687	1/10/14	(2,915)
					40,440
Contracts to Sell:
Chinese Yuan Renminbi	Barclays Bank PLC	3,015,000	488,999	5/2/13	(7,061)
Chinese Yuan Renminbi	BNP Paribas SA	970,000	157,323	5/2/13	(60)
Chinese Yuan Renminbi	ING Bank NV	7,500,000	1,216,154	5/6/13	(15,386)
Indonesian Rupiah	BNP Paribas SA	2,000,000,000	205,312	5/15/13	831
Indonesian Rupiah	Bank of New York	3,300,000,000	335,502	7/31/13	581
South Korean Won	Royal Bank of Canada	80,000,000	72,392	7/31/13	(1,186)
					(22,281)
Net unrealized gain on open forward foreign currency contracts					$18,159

At April 30, 2013, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG	$65,000,000	11/5/17	7.195% semi-annually	INR-MIBOR‡-OIS-Compound	—	$14,059	*

†	Percentage shown is an annual percentage rate.
‡	MIBOR-Mumbai Inter-Bank Offer Rate.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

24	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Swap contracts	$14,059	—	$14,059
Forward foreign currency contracts	—	$44,885	44,885
Total	$14,059	$44,885	$58,944

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Forward foreign currency contracts	—	$(26,726)	$(26,726)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Swap contracts	$(4,175)	—	$(4,175)
Forward foreign currency contracts	—	$13,988	13,988
Total	$(4,175)	$13,988	$9,813

CHANGE IN UNREALIZED APPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Swap contracts	$14,059	—	$14,059
Forward foreign currency contracts	—	$18,159	18,159
Total	$14,059	$18,159	$32,218

Western Asset Asian Opportunities Fund 2013 Semi-Annual Report	25

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$4,254,224
Forward foreign currency contracts (to sell)	1,478,919

Average Notional Balance
Interest rate swap contracts	$65,000,000

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at the annual rate of up to 0.40% of the average daily net assets of each respective class. Payments by the Fund for Class FI shares are currently limited to 0.25% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly. Class I and Class IS shares are not subject to distribution and/or service fees under the plans.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI*	$13	$9
Class I*	—	207
Class IS*	—	2,003
Total	$13	$2,219

*	For the period October 31, 2012 (inception date) to April 30, 2013.

For the six months ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI*	$89
Class I*	1,668
Class IS*	179,181
Total	$180,938

*	For the period October 31, 2012 (inception date) to April 30, 2013.

6. Distributions to shareholders by class

Six Months Ended April 30, 2013*
Net Investment Income:
Class FI	$102
Class I	3,018
Class IS	236,885
Total	$240,005

*	For the period October 31, 2012 (inception date) to April 30, 2013.

26	Western Asset Asian Opportunities Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2013, the Corporation had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013*
	Shares	Amount
Class FI
Shares sold	1,000	$10,000
Shares issued on reinvestment	10	102
Shares repurchased	—	—
Net increase	1,010	$10,102

Class I
Shares sold	27,863	$280,000
Shares issued on reinvestment	301	3,018
Shares repurchased	(6)	(64)
Net increase	28,158	$282,954

Class IS
Shares sold	1,998,000	$19,980,000
Shares issued on reinvestment	23,647	236,885
Shares repurchased	—	—
Net increase	2,021,647	$20,216,885

*	For the period October 31, 2012 (inception date) to April 30, 2013.

Western Asset Asian Opportunities Fund	27

Board approval of management and investment advisory agreements (unaudited)

In connection with the organization of the Fund, the Board of Directors considered the initial Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the initial Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset the “Advisers”) (collectively, the “Agreements”) with respect to the Fund, and the Board of Directors, including a majority of the Independent Directors, considered and approved the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and counsel to the Independent Directors; reviewed expense information for a group of comparable funds and for certain other comparable products available from Western Asset; and requested and reviewed additional information as necessary.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the active funds managed by LMPFA and

28	Western Asset Asian Opportunities Fund

Board approval of management and investment advisory agreements (unaudited) (cont’d)

Advisers and the conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Directors also considered the management fee payable by the Fund to LMPFA, the anticipated total expenses to be payable by the Fund and the fact that LMPFA will pay to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by one or more of the Advisers. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee to be paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the anticipated benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Western Asset Asian Opportunities Fund	29

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers to active funds in the complex, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset

Asian Opportunities Fund

Directors

William E. B. Siart, Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Asian Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Asian Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX015681 6/13 SR13-1949

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date: June 25, 2013